UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KraneShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Quadratic Deflation ETF (BNDD)

Joint Special Meeting of Shareholders – Email Templates

Beginning of Campaign Email:

Subject: Action Required! – Your investment in Quadratic Deflation ETF (BNDD).

Dear Valued Shareholder:

The joint Special Meeting of Shareholders for Quadratic Deflation ETF (BNDD) is quickly approaching. Our latest records show that your vote has not been received.

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” on all proposals. Detailed information on the meeting and the proposals can be found by visiting Quadratic Deflation ETF (BNDD), SEC Filings.

Voting is easy!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8068 between the hours of 9:00am – 10:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Please Vote Today!

We urge you to vote before MM DD, YYYY.

Operations – Retail Engagement	1

Quadratic Deflation ETF (BNDD)

Joint Special Meeting of Shareholders – Email Templates

Mid-campaign Email:

Subject: Quadratic Deflation ETF (BNDD) – Important Information!!

Dear Valued Shareholder:

Our attempts to reach you have been unsuccessful, and Joint Special Meeting of Shareholders is taking place in [XX] days. As of today, our records indicate that you have not voted your shares.

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” on all proposals. Detailed information on the meeting and the proposals can be found by visiting Quadratic Deflation ETF (BNDD), SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8068 between the hours of 9:00am – 10:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Every vote counts. Make sure your word is heard before MM DD, YYYY.

Operations – Retail Engagement	2

Quadratic Deflation ETF (BNDD)

Joint Special Meeting of Shareholders – Email Templates

End of Campaign Email:

Subject: Urgent! – Your investment in Quadratic Deflation ETF (BNDD).

Dear Valued Shareholder:

On behalf of Quadratic Deflation ETF (BNDD), we’ve been trying to reach you regarding the Joint Special Meeting of Shareholders. According to our most recent records, we have not received your vote, and with the meeting just days away, we strongly urge you to act now.

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” on all proposals. Detailed information on the meeting and the proposals can be found by visiting Quadratic Deflation ETF (BNDD), SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8068 between the hours of 9:00am – 10:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before MM DD, YYYY - Please Vote Today!

Operations – Retail Engagement	3

Quadratic Deflation ETF (BNDD)

Joint Special Meeting of Shareholders – Email Templates

Adjourned Meeting Email:

Subject: Your vote for Quadratic Deflation ETF (BNDD) Matters – Vote Before MM DD, YYYY.

Dear Valued Shareholder:

The Joint Special Meeting of Shareholders for Quadratic Deflation ETF (BNDD) has been adjourned to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” on all proposals.

Your participation in this process is important and appreciated, please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-866-206-8068 between the hours of 9:00am – 10:00pm ET, Monday through Friday and 10:00am – 6:00pm ET Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before MM DD, YYYY - Please Vote Today!

Operations – Retail Engagement	4